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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):     April 7, 2006
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                   Ohio                1-8399                  31-1189815
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    (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)

    200 Old Wilson Bridge Road, Columbus, Ohio                     43085
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:     (614) 438-3210
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 6, 2006 Worthington Industries, Inc. (the "Registrant") announced that it has agreed to sell its 50% equity interest in Acerex, S.A. de C.V., a steel processing facility in Monterrey, Mexico, to its partner, Ternium, S.A. for $44.6 million. A copy of the news release issued by the Registrant on April 7, 2006 is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d)     Exhibits:


Exhibit No.        Description
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99.1               News Release issued by Worthington Industries, Inc.
                   on April 7, 2006.

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, except if the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WORTHINGTON INDUSTRIES, INC.


Date:  April 7, 2006                 By: /s/Dale T. Brinkman
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                                         Dale T. Brinkman,
                                         Vice President-Administration,
                                         General Counsel & Secretary













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